UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2026

GLOBAL TECH INDUSTRIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-10210	90-1604380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 State Ave NE, Ste 1014

Olympia, Washington 98501

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 910-1563

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	GTII	OTC Markets (OTC Pink)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 — Entry into a Material Definitive Agreement.

Note Assignment Agreement

On April 7, 2026, the GTII Receivership Estate (the “Receivership Estate”), acting through Paul Strickland, Court-Appointed Receiver (“Receiver”) of Global Tech Industries Group, Inc. (the “Company”), entered into a Note Assignment Agreement (the “Assignment Agreement”) with MSC Capital Advisors LLC (“MSC”), pursuant to which MSC assigned to the Receivership Estate all of MSC’s right, title, and interest in two Convertible Promissory Notes issued by AURI, Inc., a Wyoming corporation (“AURI”).

The two Convertible Promissory Notes assigned are as follows:

Note 1: Convertible Promissory Note dated October 18, 2024, in the original principal amount of $100,000.00, bearing interest at 8% per annum (22% upon default), with a maturity date of October 18, 2025. This note is currently in default. As of the assignment date, approximately $10,356 in interest had accrued.

Note 2: Convertible Promissory Note dated March 25, 2025, in the original principal amount of $25,000.00, bearing interest at 8% per annum (22% upon default), with a maturity date of March 25, 2026. This note is currently in default. As of the assignment date, approximately $1,995 in interest had accrued.

The aggregate principal amount of the two notes is $125,000.00. MSC originally acquired Note 1 for a purchase price of $35,000.00 and Note 2 for a purchase price of $10,000.00.

The assignment was made in satisfaction of amounts owed by MSC to the Receivership Estate under an On-Demand Promissory Note dated November 1, 2024, in the principal amount of $100,000.00 (the “MSC Note”). MSC had defaulted on the MSC Note. Under the Assignment Agreement, MSC also retains a profit participation interest of up to 50% of net recovery proceeds from the AURI Notes, capped at $100,000.

Conversion Terms

Each AURI Note is convertible, at the holder’s option, into shares of AURI common stock at a variable conversion price equal to 25% of the Market Price (defined as the closing price on the trading day immediately preceding the conversion date), representing a 75% discount to market. In addition, the notes provide the holder with the right to convert into shares issued in any qualified Regulation A Offering by AURI at the then-current offering price.

Item 8.01 — Other Events.

Conversion Notices

On April 7, 2026, and April 8, 2026, the Receiver delivered Notices of Conversion to AURI exercising conversion rights under Note 1. Each conversion notice requested the issuance of 841,242,529 shares of AURI common stock (the maximum number of authorized but unissued AURI shares available), at a conversion price of $0.00005 per share (25% of the $0.0002 closing price), for a conversion amount of $42,062.13 per notice.

The conversion was allocated first against accrued interest and then against principal on Note 1. Following conversion under the April 8, 2026 notice, the remaining balances on the AURI Notes are as follows:

Note 1 remaining principal: $76,305.00

Note 2 remaining balance (principal and interest): $27,210.96

Total remaining debt: $103,515.96

The Receiver has requested that AURI deliver the conversion shares in DRS (Direct Registration System) electronic book-entry format within three business days of receipt of the conversion notice. The Receiver retains the right to convert the remaining balance into additional AURI shares or into Regulation A Offering shares, at the Receiver’s sole discretion.

Following the requested issuance, AURI will have zero authorized but unissued shares of common stock remaining. To maintain the contractually required share reserve (4.5x the shares issuable upon full conversion of the remaining note balances), AURI would need to authorize approximately 9.3 billion additional shares.

Notification to OTC Markets Group Regarding AURI Disclosure Deficiency

On April 17, 2026, the Receiver submitted a written notification to OTC Markets Group, Inc. (“OTC Markets”) advising that AURI, Inc. had failed to disclose the existence of the two outstanding Convertible Promissory Notes in AURI’s most recent Annual Report and Management Certification filed under the OTC Markets Alternative Reporting Standard.

As of the date of the notification, the outstanding balance owed under the AURI Notes was approximately $103,515.96 (principal and accrued interest). The Receiver’s notification advised OTC Markets that AURI’s omission constitutes a material deficiency in its public disclosure and requested that AURI be required to include in its next Management Certification and all subsequent periodic filings complete information regarding the notes, including the date of issuance, principal amounts, outstanding balances, maturity dates, conversion terms and pricing mechanism, number of shares converted to date, total shares issuable upon full conversion, the identity of the current noteholder, and the reason for issuance.

The Receiver further advised OTC Markets that failure by AURI to remedy the disclosure deficiency may warrant a change in AURI’s information tier status.

False Public Statements by AURI Regarding Convertible Notes

The Company notes that on April 15, 2026, AURI issued a press release entitled “AURI Inc. Announces CEO Candidate Discussions and Continued Strategic Progress” in which AURI publicly stated that it “currently has no convertible notes outstanding and does not intend to take on any toxic financing.” This statement was false and misleading when made. At the time of AURI’s April 15, 2026 press release, two Convertible Promissory Notes with an aggregate outstanding balance of approximately $103,515.96 (principal and accrued interest) were outstanding and held by the GTII Receivership Estate, and Notices of Conversion had already been delivered to AURI on April 7 and April 8, 2026. AURI’s false denial of the existence of these obligations is inconsistent with its disclosure obligations and is a matter the Receiver has brought to the attention of OTC Markets Group.

The press release is publicly available at: AURI Press Release dated April 15, 2026 (AccessWire via Morningstar)

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Note Assignment Agreement, dated April 7, 2026, between MSC Capital Advisors LLC and the GTII Receivership Estate
10.2	Convertible Promissory Note dated October 18, 2024, issued by AURI, Inc. (principal amount $100,000.00)
10.3	Convertible Promissory Note dated March 25, 2025, issued by AURI, Inc. (principal amount $25,000.00)
99.1	Notice of Conversion dated April 8, 2026
99.2	Notification to OTC Markets Group, Inc. dated April 17, 2026, regarding AURI, Inc. disclosure deficiency
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL TECH INDUSTRIES GROUP, INC.

Date: April 20, 2026	By:	/s/ Paul Strickland
Paul Strickland
Court-Appointed Receiver